UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 20, 2005

                     CENTURY PROPERTIES GRWOTH FUND XXII
            (Exact name of Registrant as specified in its charter)


            California                0-13418                 94-2939418
      (State or other jurisdiction  (Commission            (I.R.S. Employer
         of incorporation or        File Number)        Identification Number)
           organization)
                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Century Properties Growth Fund XXII (the "Registrant") owns a 100% interest in Four Winds CPGF 22, Limited Partnership, a Delaware limited partnership (the "Partnership"). The Partnership owns Four Winds Apartments, a 350-unit apartment complex located in Overland Park, Kansas ("Four Winds"). On August 22, 2005, the Partnership entered into a Purchase and Sale Contract ("Purchase Agreement") with a third party, Passco Real Estate Enterprises, Inc. (the "Original Purchaser"), a California corporation, to sell Four Winds for a purchase price of approximately $21,771,000.

On September 16, 2005, the Original Purchaser terminated the Purchase Agreement. On October 20, 2005, the Partnership, Original Purchaser and Passco Companies, LLC ("Purchaser") entered into the Reinstatement and Second Amendment of Purchase and Sale Contract (the "Amendment"). Purchaser is also a third party with respect to the Registrant. The Amendment had the effect of reinstating the Purchase Agreement, and the Original Purchaser has assigned, and the Purchaser has assumed, all rights, duties and obligations of "Purchaser" under the Purchase Contract. This assignment notwithstanding, the Original Purchaser remains bound by the terms of the Purchase Agreement. In connection with the Amendment, the purchase price was reduced to approximately $21,117,000. Also in connection with the Amendment, the parties agreed to immaterial changes to various deposits and fees. Two deposits, which total $624,000, were delivered to the escrow agent by the Purchaser and are non-refundable. The anticipated closing date for the transaction is November 29, 2005, which date may be extended for 30 days upon a payment by the Purchaser of $208,000. Other than as described above, there were no material changes to the Purchase Agreement as originally described in the Registrant's Current Report on Form 8-K dated August 26, 2005.

Item 9.01   Financial Statements and Exhibits

(c)   Exhibits

10.12 Amendment to Purchase and Sale Contract between Four Winds CPGF 22 Limited Partnership, a Delaware limited partnership, as Seller, and Passco Real Estate Enterprises, Inc., a California corporation, as Purchaser, effective September 8, 2005.

10.13 Reinstatement and Second Amendment of Purchase and Sale Contract between Four Winds CPGF 22 Limited Partnership, a Delaware limited partnership, as Seller, Passco Real Estate Enterprised, Inc., a California corporation, as Original Purchaser, and Passco Companies, LLC, a California limited liability company, as Purchaser, effective October 20, 2005.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Century Properties Growth Fund XXII
                                (a California Limited Partnership)


                               By: Fox Partners IV
                                    General Partner

                                 By:  Fox Capital Management Corporation
                                    Managing General Partner


                                By: /s/Martha L. Long
                                    Martha L. Long
                                    Senior Vice President


                             Date: October 26, 2005

                                                                   Exhibit 10.12

                   AMENDMENT OF PURCHASE AND SALE CONTRACT

                 (Four Winds Apartments, Johnson County, Kansas)


      THIS AMENDMENT OF PURCHASE AND SALE CONTRACT ("Amendment") is entered into as of the ____ day of September, 2005, by and between FOUR WINDS CPGF 22, LP, a Delaware limited partnership, having a principal address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller"), and PASSCO REAL ESTATE ENTERPRISES, INC., a California corporation, having a principal address at 96 Corporate Park, Suite 200, Irvine, CA 92606 ("Purchaser").

                                    RECITALS


A. Seller and Purchaser entered into a Purchase and Sale Contract dated as of August 22, 2005 (the "Contract"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to buy from Seller the Property (as defined in the Contract).


B. Seller and Purchaser have agreed to modify the terms of the Contract as set forth in this Amendment.


C. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.


            NOW  THEREFORE,   for  valuable   consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

                                   AGREEMENTS


1. Extension of the Feasibility Period. Seller and Purchaser hereby agree that the Feasibility Period shall be extended from September 12, 2005 to September 16, 2005.


2. Effectiveness of Contract. Except as modified by this Amendment, all the terms of the Contract shall remain unchanged and in full force and effect.





3. Counterparts. This Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.


4. Telecopied Signatures. A counterpart of this Amendment signed by one party to this Amendment and telecopied to the other party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Amendment.

      IN WITNESS WHEREOF, Seller and Purchaser have entered into this Amendment of Purchase and Sale Contract, as of the date first above stated.


                         Seller:

                        FOUR WINDS CPGF 22, LP,
                         a Delaware limited partnership

                        By:   CPGF 22 Four Winds GP, L.L.C.,
                              a South Carolina limited liability company,
                              its sole general partner

                              By:   Century Properties Growth Fund XXII,
                                    a Delaware limited partnership,
                                    its sole member

                                    By:   Fox Partners IV,
                                          a California general partnership,
                                          its sole general partner

                                          By:   Fox Capital Management
                                                Corporation,
                                                a California corporation,
                                                its managing general partner



                                                By:   /s/Stephen D. Cordes
                                                Name: Senior Vice President
                                                Title: Senior Vice President


                         Purchaser:


                        PASSCO REAL ESTATE ENTERPRISES, INC.,
                        a California corporation


                             By: /s/William H. Winn
                             Name: William H. Winn
                                Title: President

                                                                   Exhibit 10.13



                       REINSTATEMENT AND SECOND AMENDMENT
                          OF PURCHASE AND SALE CONTRACT

               (Four Winds Apartments, Johnson County, Kansas)

      This Reinstatement and Second Amendment of Purchase and Sale Contract (this "Agreement") is entered into as of the ______ day of October, 2005, by and among FOUR WINDS CPGF 22, LP, a Delaware limited partnership, having a principal address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller"), PASSCO REAL ESTATE ENTERPRISES, INC., a California corporation ("Original Purchaser"), and PASSCO COMPANIES, LLC, a California limited liability company, having a principal address at 96 Corporate Park, Suite 200, Irvine, CA 92606 ("Purchaser").



                                    RECITALS


A. Seller and Original Purchaser entered into a Purchase and Sale Contract dated as of August 22, 2005, as amended by that certain Amendment of Purchase and Sale Contract dated as of September 8, 2005 (as amended and assigned, the "Contract"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to buy from Seller the Property (as defined in the Contract).


B. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.


C. Pursuant to the Contract, Original Purchaser deposited with Escrow Agent an Initial Deposit of Four Hundred Twenty Nine Thousand and No/100 Dollars ($429,000.00), which Initial Deposit was returned to Purchaser by Escrow Agent.


D. Pursuant to a letter dated as of September 16, 2005, from Original Purchaser, Original Purchaser terminated the Contract effective September 16, 2005.


E. Concurrently herewith, Original Purchaser has assigned, and Purchaser has assumed, all rights duties and obligations of "Purchaser" under the Contract; provided, however, that Original Purchaser has not been released from liability under the Contract (the "Assignment and Assumption").


F. Seller, Original Purchaser and Purchaser desire to reinstate and modify the Contract pursuant to the terms set forth below.



       NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Original Purchaser and Purchaser agree as follows:


1. Reinstatement. The Contract is hereby reinstated as if such Contract had never been terminated and shall remain in full force and effect and binding on the parties hereto, subject to the terms and conditions thereof and hereof.


2. Purchase Price Reduction. For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller hereby agrees to reduce the Purchase Price by the sum of $654,357.00 in consideration for Purchaser accepting the Property in its "AS-IS" condition, with all faults. Consequently,
Section 2.2 of the Contract is hereby modified and amended by deleting therefrom "Twenty One Million Seven Hundred Seventy One Thousand One Hundred Seventy Five and No/100 Dollars ($21,771,175.00)" and inserting in lieu thereof "Twenty One Million One Hundred Sixteen Thousand Eight Hundred Eighteen and No/100 Dollars ($21,116,818.00)" such that for all purposes under the Contract, the Purchase Price is $21,116,818.00.




3. Deposits. The Initial Deposit is hereby reduced from $429,000.00 to $416,000.00, and the Additional Deposit is hereby reduced from $214,500.00 to $208,000.00. Purchaser shall within two (2) Business Days of the execution of this Agreement deliver to the Escrow Agent the Initial Deposit together with the Additional Deposit, all in Good Funds in the amount of Six Hundred Twenty-Four Thousand and No/100 Dollars ($624,000.00), which shall be non-refundable when paid.


4. Acquisition Fee. The Acquisition Fee is hereby reduced from $321,175.00 to $316,818.00.




5. Waiver of Feasibility Period Contingencies. Original Purchaser and Purchaser each hereby acknowledges and agrees that all contingencies relating to the Feasibility Period have been satisfied or waived by Purchaser. Additionally, Original Purchaser and Purchaser each hereby acknowledges and agrees that all contingencies relating to review of the Title Documents and Survey, as more particularly set forth in Section 4.1, Section 4.2 and Section 4.3 of the Contract, have been waived.


6. Interest Expense. Purchaser hereby acknowledges and agrees that Purchaser shall be responsible for any amounts of interest charged by Lender for the period from and after the Closing Date ("Interest Expense") in connection with Seller's payoff of the Loan, which Interest Expense shall be shown as a credit to Seller at Closing on the final settlement statement.




7. Closing Date. The first sentence of Section 5.1 of the Contract is hereby deleted in its entirety and replaced with the following: "The Closing shall occur on November 29, 2005 (the "Closing Date") through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means."


8. Extension Deposit. The second to the last paragraph of Section 5.1 is hereby deleted in its entirety and replaced with the following: "Further the Closing Date may be extended at the option of Purchaser to a date not later than 30 days following the Closing Date specified in the first sentence of this paragraph (or if applicable, as extended by Seller in accordance herewith), provided that, at least 10 days prior to the then-scheduled Closing Date, Purchaser deposits with Escrow Agent an additional deposit (the "Extension Deposit") of Two Hundred Eight Thousand and No/100 Dollars ($208,000.00) by wire transfer of Good Funds and delivers Seller written notice thereof."




9. Assignment and Assumption. Seller hereby acknowledges the effectiveness of the Assignment and Assumption; provided, however, that Original Purchaser is not released from its liability under the Contract.


10. Effectiveness of Contract. Except as modified by this Agreement, all the terms of the Contract shall remain unchanged and in full force and effect.




11. Counterparts. This Agreement may be executed in counterparts, each of which when compiled together shall constitute one and the same original.


12. Telecopied Signatures. A counterpart of this Agreement signed by one party to this Agreement and telecopied to the other party to this Agreement or its counsel (i) shall have the same effect as an original signed counterpart of this Agreement, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Agreement.




13. No Further Modifications. All other terms and conditions of the Contract remain in full force and effect.



                 [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, Seller, Original Purchaser and Purchaser have entered into this Reinstatement and Second Amendment of Purchase and Sale Contract as of the date written above.


                         Seller:

                        FOUR WINDS CPGF 22, LP,
                         a Delaware limited partnership

                        By:   CPGF 22 Four Winds GP, L.L.C.,
                              a South Carolina limited liability company,
                              its sole general partner

                              By:   Century Properties Growth Fund XXII,
                                    a California limited partnership,
                                    its sole member

                                    By:   Fox Partners IV,
                                          a California general partnership,
                                          its sole general partner

                                          By:   Fox Capital Management
                                                Corporation,
                                                a California corporation,
                                                its managing general partner



                                                By:  /s/Harry Alcock
                                                Name: Harry Alcock
                                                Title: Executive Vice
                                                        President



            [Purchaser's signature appears on the following page]

                [Signatures continued from the previous page]

                        Original Purchaser:


                        PASSCO REAL ESTATE ENTERPRISES, INC.,
                        a California corporation


                             By: /s/William H. Winn
                             Name: William H. Winn
                                Title: President



                        Purchaser:


                        PASSCO COMPANIES, LLC,
                        a California limited liability company


                        By: /s/William H. Winn
                        Name: William H. Winn
                        Title: President


        [Escrow Agent's acknowledgement appears on the following page]

                [Signatures continued from the previous page]


                                    ACKNOWLEDGED AND AGREED:


                                    FIDELITY NATIONAL TITLE INSURANCE COMPANY



                                    By:  /s/Lolly Avant
                                    Name: Lolly Avant
                                    Title:  Vice President